                                                                     EXHIBIT 2.2

                                   AGREEMENT

         THIS AGREEMENT (this "Agreement") made as of December 13, 1996, by and among NOBLE DRILLING CORPORATION, a Delaware corporation ("Parent"), NOBLE PROPERTIES, INC., an Oklahoma corporation ("Noble-Properties"), NOBLE DRILLING (CANADA) LTD., an Alberta corporation ("Noble-Canada"), NOBLE DRILLING (U.S.) INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Noble (U.S.)"), and NOBLE DRILLING LAND LIMITED, a Texas limited partnership in which Noble (U.S.) is the sole general partner ("Noble Land"), and NABORS INDUSTRIES, INC., a Delaware corporation ("Buyer"), NABORS DRILLING USA, INC., a Delaware corporation and a wholly owned subsidiary of Buyer ("Nabors USA"), and NABORS DRILLING LIMITED, a Canadian corporation and a wholly owned subsidiary of Buyer ("Nabors Canada");

                              W I T N E S S E T H:

         WHEREAS, capitalized terms that are used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement; and

         WHEREAS, Sellers and Buyer are parties to that certain Asset Purchase Agreement dated as of November 15, 1996 (the "Purchase Agreement"); and

         WHEREAS, in accordance with Section 13.5(b)(i) of the Purchase Agreement, Sellers desire to designate Noble (U.S.) and Noble Land (the "Seller Designees") for the purpose of conveying title to certain of the Purchased Assets to Buyer and/or any Buyer Designees; and

         WHEREAS, in accordance with Section 13.5(b)(ii) of the Purchase Agreement, Buyer desires to designate Nabors USA and Nabors Canada (the "Buyer Designees") for the purpose of acquiring title to certain of the Purchased Assets from Sellers and the Seller Designees; and

         WHEREAS, the Seller Designees desire to execute and deliver this Agreement in order to be made a party to the Purchase Agreement for the purpose of conveying to Buyer and/or the Buyer Designees certain of the Purchased Assets, and the Buyer Designees desire to execute and deliver this Agreement in order to be made a party to the Purchase Agreement for the purpose of acquiring all or a part of the Purchased Assets;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Seller Designees hereby enter into this Agreement and agree to be bound by the Purchase Agreement, and Buyer and the Buyer Designees acknowledge and agree that the Seller Designees may convey any of the Purchased Assets to Buyer and/or the Buyer Designees, as contemplated by Section 13.5(b)(i) of the Purchase Agreement. This Agreement shall not relieve any of the Sellers of their duties, liabilities or obligations under the Purchase Agreement.

         2. The Buyer Designees hereby enter into this Agreement and agree to be bound by the Purchase Agreement, and Sellers and the Seller Designees hereby acknowledge and agree that the Buyer Designees may acquire any or all of the Purchased Assets, as contemplated by Section

13.5(b)(ii) of the Purchase Agreement. This Agreement shall not relieve Buyer of any of its duties, liabilities or obligations under the Purchase Agreement.

         3. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without regard to the principles of conflicts of laws thereof.

         4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective officers hereunto duly authorized as of the date first above written.

                                        NOBLE DRILLING CORPORATION


                                        By:     /s/ Byron L. Welliver
                                           -------------------------------------
                                        Name:   Byron L. Welliver
                                             -----------------------------------
                                        Title:  Senior Vice President-Finance
                                              ----------------------------------

                                        NOBLE PROPERTIES, INC.


                                        By:     /s/ Byron L. Welliver
                                           -------------------------------------
                                        Name:   Byron L. Welliver
                                             -----------------------------------
                                        Title:  President
                                              ----------------------------------

                                        NOBLE DRILLING (CANADA) LTD.


                                        By:     /s/ Byron L. Welliver
                                           -------------------------------------
                                        Name:   Byron L. Welliver
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------

                                        NOBLE DRILLING (U.S.) INC.


                                        By:     /s/ Byron L. Welliver
                                           -------------------------------------
                                        Name:   Byron L. Welliver
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------

                                        NOBLE DRILLING LAND LIMITED
                                        By Noble Drilling (U.S.) Inc.,
                                        General Partner


                                        By:     /s/ Byron L. Welliver
                                           -------------------------------------
                                        Name:   Byron L. Welliver
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------




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                                        NABORS INDUSTRIES, INC.


                                        By:     /s/Richard A. Stratton
                                           -------------------------------------
                                        Name:   Richard A. Stratton
                                             -----------------------------------
                                        Title:  Vice Chairman
                                              ----------------------------------

                                        NABORS DRILLING USA, INC.


                                        By:     /s/ Richard A. Stratton
                                           -------------------------------------
                                        Name:   Richard A. Stratton
                                             -----------------------------------
                                        Title:  President
                                              ----------------------------------

                                        NABORS DRILLING LIMITED


                                        By:     /s/ Richard A. Stratton
                                           -------------------------------------
                                        Name:   Richard A. Stratton
                                             -----------------------------------
                                        Title:  Director
                                              ----------------------------------





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